Exhibit 10.28

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Amendment No. 2 to the

Research Collaboration Agreement

of September 17, 2018 by and between

ViaCyte, Inc. and

CRISPR Therapeutics AG

This Amendment No. 2 (“Second Amendment”) to the Research Collaboration Agreement dated September 17, 2018 (the “Agreement”), as amended by Amendment No. 1 dated April 30, 2019 (“First Amendment”), by and between ViaCyte, Inc. (“ViaCyte”) and CRISPR Therapeutics AG (“CRISPR”) is effective as of October 21, 2019 (the “Second Amendment Effective Date”).

All capitalized terms not otherwise defined in this Second Amendment shall have the meanings given to such terms in the Agreement.

The Agreement is hereby amended as follows:

Section 2.8, as amended, is deleted in its entirety and replaced with the following:

“Research Costs.  All costs incurred by ViaCyte in connection with ViaCyte Activities will be borne solely by ViaCyte.  All costs incurred by CRISPR in connection with CRISPR Activities will be borne solely by CRISPR.  For clarity, all costs incurred by a Party in connection with the activities of such Party in Exhibit B-3 of the Research Plan (“Exhibit B-3 Costs”) will be borne in accordance with the above two sentences.  Notwithstanding the above, all costs incurred by either Party in connection with the activities of the Parties in Exhibit B-2 of the Research Plan (“Exhibit B-2 Costs”) will be tracked and reported over the course of the Research Program and shall be borne by [***].  To be clear, all costs will include equipment, reagent, FTE and facility costs.  After Establishment of POC or execution of the Joint Development and Commercialization Agreement, [***] will pay to [***] of the Exhibit B-2 Costs incurred to date to the extent that either: 1) [***] has agreed in writing in advance to the amount of such Exhibit B-2 Costs, all criteria of Establishment of POC have been completed and [***].  Notwithstanding the above, if [***].

Exhibit A is deleted in its entirety and replaced with attached Exhibit A-1, and any reference in the Agreement to Exhibit A is hereby replaced with a reference to Exhibit A-1.

Exhibit B-1 is deleted in its entirety.  In Exhibit B, [***]. At the end of Exhibit B, the attached Exhibit B-2 and Exhibit B-3 are added.

All references to the “Agreement” in the Agreement shall hereinafter refer to the Agreement as amended by this Second Amendment.  Except as specifically amended by this Second Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

Acknowledged and Agreed by the Parties in accordance with Section 12.5 of the Agreement as of the Second Amendment Effective Date noted above.

VIACYTE, INC.		CRISPR THERAPEUTICS AG

By:	/s/ Paul Laikind	By:	/s/ Rodger Novak
Name:	Paul Laikind, PhD	Name:	Rodger Novak
Title:	President & CEO	Title:	President

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A-1

Establishment of POC

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Exhibit B-2

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[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit B-3

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